Exhibit 4.9

SunOpta
(AMALGAMATED UNDER THE LAWS OF CANADA)
(ISSUE D’UNE FUSION EN VERTU DES LOIS DU CANADA)

CUSIP 8676EP 10 8

This certifies that
La présente atteste que

is the registered holder of
est le porteur inscrit de

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF	ACTIONS ORDINAIRES, SANS VALEUR NOMINALE, ENTIÈREMENT LIBÉRÉES ET NON COTISABLES DU CAPITAL DE

SunOpta Inc.

A transfer of the shares represented by this certificate will not be registered in a register of transfers of the corporation except upon surrender of this certificate duly endorsed by the appropriate person. This certificate is not valid until countersigned and registered by the Transfer Agent and Registar of the corporation.	Le transfert des actions represéntées par le présent certificat ne sera pas enregistré dans un registre des transferts de la société à moins que le présent certificate, dument endossé par la personne appropriée, ne soit remis. Le présent certificat n’est valable que s’il est contresigné et enregistré par l’agent compatible de transferts et des registres de la société.

In Witness Whereof the corporation has caused this cerfiticate to be signed by its duly authorized officers	En foi de quoi la société a fait signer ce ceritificat par ses dirigeants dument autorisés.

Dated / Fait le
COUNTERSIGNED AND REGISTERED		COUNTERSIGNED AND REGISTERED
CONTRESIGNé ET ENREGISTRé	/s/ Jeremy N. Kendall	CONTRESIGNÉ ET ENREGISTRÉ
EQUITY TRANSFER SERVICES INC. TORONTO	CHAIRMAN – PRESIDENT DU CONSEIL	AMERICAN STOCK TRANSFER AND TRUST COMPANY NEW YORK
TRANSFER AGENT AND REGISTRAR		TRANSFER AGENT AND REGISTRAR
AGENT COMPTABLE DES TRANSFERTS ET DES REGISTRES		AGENT DES TRANSFERTS ET AGENT CHARGÉ DE LA TENUE DES REGISTRES

BY – PAR ________________________________	/s/ Cyril Ing	BY – PAR ________________________________
AUTHORIZED OFFICER – DIRIGEANT AUTORISé	CORPORATE SECRETARY – SECRETAIRE GENERAL	AUTHORIZED OFFICER – DIRIGEANT AUTORISé

THESE SHARES ARE TRANSFERABLE AT THE PRINCIPAL OFFICES OF EQUITY TRANSFER SERVICES INC. IN TORONTO, OR AT THE OFFICES OF AMERICAN STOCK TRANSFER AND TRUST COMPANY IN NEW YORK, NEW YORK.	CES ACTIONS SONT TRANSFÉRABLES AUX BUREAUX PRINCIPAUX DE COMPAGNIE EQUITY TRANSFER SERVICES INC. À TORONTO OU AUX BUREAUX DE AMERICAN STOCK TRANSFER AND TRUST COMPANY À NEW YORK, NEW YORK

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

	The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:		Les abbréviations suivantes lorsqu’elles sont utilisées dans l’inscription sur le devant de ce certificat, sont considérées comme ayant été écrites au complet, conformément aux lois et règlements applicables:

	TEN COM – as tenants in common		TEN COM – comme tenants communs
	TEN ENT – as tenants by the entireties		TEN ENT – comme tenants unitaires
	JT TEN – as joint tenants with right of survivorship and not as tenants in common		COPRO – comme copropriétaires avec gain de survie et non comme tenants communs

UNIF GIFT MIN ACT –	Custodian	LOI DON UNI MIN -	Gardien
	(Cust) (Minor)		(Gard) (Mineur)
	Under Uniform Gifts to Minors		Selon la loi des dons uniformes aux mineurs
	Act		_________________________________
	(State)		(état)

	Additional Abbreviations may also be use though not in the above list.		Des abbréviations supplémentaires peuvent être utilisées, mais ells n’appraissent pas dans la liste ci-dessus.

	For value received, the undersigned hereby sell(s), assign(s) and transfer(s) unto		Pour valeur reçue, le(s) soussigné(s) par les présents vend(ent), cède(nt) et transporte(nt) à

SOCIAL SECURITY / INSURANCE NUMBER

NUMÉRO DE SÉCURITÉ / D’ASSURANCE SOCIALE

	Shares of the Capital Stock represented by the within Certificate, and do(es) hereby irrevocable constitue and appoint		Actions du capital-actions que représente le présent certificat et constitue(nt) par les présentes

	Attorney to transfer the said Stock on the Books of the within-named Company with full power of substitution in the premises		son (leur) fondé de pouvoir irrévocable avec plein droit de délégation des pouvoirs conférés aux fins de transférer lesdites actions dans les registres de la Compagnie.

Date _____________________________________________________

Signature __________________________________________________

In the presence of ___________________________________________
En presence de

Signature Guaranteed by:
Signature garantie par:

AVIS: LA SIGNATURE DU PRESENT TRANSFERT DOIT CORRESPONDRE EN TOUS POINTS AU NOM PORTE AU RECTO DU CERTIFICAT SANS AUCUN CHANGEMENT QU’IL SOIT.